WCM ALTERNATIVES: EVENT-DRIVEN FUND

Institutional Class Shares (WCEIX)
Investor Class Shares (WCERX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS
December 5, 2013

This Prospectus includes information you should know about the Fund before you invest. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Table of Contents - Prospectus

FUND SUMMARY

Investment Objective:  The Fund’s investment objective is to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Interest and Dividend Expense on Securities Sold Short	0.24%	0.24%
Remaining Other Expenses	1.02%	1.02%
Total Other Expenses(1)	1.26%	1.26%
Acquired Fund Fees and Expenses(1) (2)	0.00%	0.00%
Total Annual Fund Operating Expenses	2.51%	2.76%
Fee Waiver(3)	(0.53)	(0.53)
Total Annual Fund Operating Expenses After Fee Wavier	1.98%	2.23%

(1)	Based on estimated amounts for the current fiscal year.

(2)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(3)
The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until December 3, 2014, except that it may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

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Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then either redeem all of your shares at the end of those periods or do not redeem your shares.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the fee waiver described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investor Class	$226	$806
Institutional Class	$201	$731

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:

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·   Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  In conjunction with investment in a target company, the Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity notwithstanding the performance of the overall market because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer went bankrupt and the recovery rate for the senior debt was higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

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The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceeding.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or basket of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

*    *    *    *    *

In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit. In addition, the Fund may lend its portfolio securities.

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The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred securities.  Certain of the debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P, or comparably rated by another nationally recognized statistical rating organization (NRSRO)), or may be unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position. In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.  During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

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In making investments for the Fund, the Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance, including the following:

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of the Fund’s fixed and floating rate income securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Derivatives Risk – Financial derivatives, such as options, swaps and futures contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived.  Derivatives may also create leverage which will amplify the effect of the performance of these instruments on the Fund and may produce significant losses.

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Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Distressed Securities Risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk – Investments in foreign countries may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  Such investments are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that may have the effect of decreasing the value of foreign securities.  Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

Hedging Transactions Risk – The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. The values of securities with longer maturities tend to be more sensitive to interest rate changes.

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Leveraging Risk – If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, the Fund’s shares could be expected to be more volatile and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

Limited Operating History Risk – The fund has no operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for the Fund to dispose of a security position at all or at a price which the Adviser believes represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade (and unrated securities of comparable credit quality), commonly referred to as “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Merger and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Non-Diversification Risk – As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in additional distributions of taxable capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.  Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

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Purchasing Put Options Risk – When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Selling (Writing) Covered Call Options Risk – When the Fund sells (writes) covered call options, it forgoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.

Short Selling Risk – If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  The Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Market Risk – Investment markets can be volatile. In other words, the prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Tax Consequence Risk – The Fund will earn premiums from writing call options.  Profits from writing call options are generally treated as short-term capital gains for federal and state income tax purposes, taxable to shareholders as ordinary income when distributed to them.

Other Risks – Certain portfolio management techniques may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

Annual Total Return:  After the Fund has had operations for at least one full calendar year, its Prospectus will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. Once available, information on the Fund’s investment results can also be obtained by visiting the Fund's website at www.westchestercapitalfunds.com.  Past performance of the Fund is no guarantee of how it will perform in the future. Please also refer to the supplement in Appendix A, which provides performance information for a fund sub-advised by Westchester Capital Management, LLC with investment strategies substantially similar to those of the Fund.

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Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy D. Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since the Fund’s inception in December 2013. Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and Trustee of the Fund.

Purchase and Sale of Fund Shares:

You may purchase or redeem shares on any business day. The Fund’s net asset value per share (“NAV”) is determined only on days when the New York Stock Exchange (“NYSE”) is open for regular trading.  Shares of the Fund may be purchased by sending a completed application form to WCM Alternatives: Event-Driven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Institutional Class Shares	$1,000,000	$500
Investor Class Shares	$2,000*	$0

* In general, there is no minimum investment requirement for investments in Investor Class Shares by qualified retirement plans or investments that are made through omnibus accounts.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT POLICIES

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are the following:

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·   Merger-Arbitrage Strategy: The Fund may purchase the securities of companies that are involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more arbitrage strategies in connection with the purchase.  Although a variety of strategies may be employed depending upon the nature of the reorganizations, the most common merger-arbitrage strategy involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  In conjunction with investment in a target company, the Fund may employ a variety of hedging strategies to protect against issuer-related risk, including selling short the securities of the company that proposes to acquire the target company and/or the purchase and sale of put and call options.  The merger-arbitrage strategy is designed to provide positive performance if the Adviser successfully evaluates the outcome of the event-driven opportunity notwithstanding the performance of the overall market because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer.

·   Special Situations Strategy: The Fund may invest in the securities of issuers based upon the expectation of the Adviser that the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spinoffs and split-offs, credit rating upgrade, the outcome of litigation or other dispute, a positive earnings report, legislative or regulatory changes or other catalyst-driven event. The Fund may seek to profit from special situations by employing one or more arbitrage sub-strategies, including, but not limited to, capital structure arbitrage and convertible arbitrage, or the Fund may seek to use such strategies independently.

·   Capital Structure Arbitrage: Capital structure arbitrage is an investment strategy that seeks to profit from relative pricing discrepancies between related securities, such as securities of different classes issued by the same issuer.  For example, when the Adviser believes that unsecured securities are overvalued in relation to senior secured securities of the same issuer, the Fund may purchase senior secured securities of the issuer and take a short position in the unsecured securities of the same issuer. In this example, the trade may be profitable if credit quality spreads widen or if the issuer went bankrupt and the recovery rate for the senior debt was higher than the expectations implicit in the prices of the securities at the time the Fund established its positions. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer.

·   Convertible Arbitrage: Convertible arbitrage is a strategy that seeks to profit from mispricings between a firm’s convertible securities and the underlying equity securities. A common convertible arbitrage approach matches a long position in a convertible security with a short position in the underlying common stock when an investor believes the convertible security is undervalued relative to the value of the underlying equity security. In such a case, the investor may seek to sell short shares of the underlying common stock in order to hedge exposure to the issuer of the equity securities.  Convertible arbitrage positions may be designed to earn income from coupon or dividend payments on the investment in the convertible securities.

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The Fund may also invest in other special situations, such as initial public offerings, in privately-placed securities of issuers, including those the Adviser expects to undertake an initial public offering, and other related liquidity events for current shareholders of an issuer.  The Fund may also invest in issuers to capture special dividends or other distributions.

·   Distressed/Restructuring: The Fund may invest in securities, including debt securities, of financially distressed companies and companies undergoing or expected to undergo bankruptcy or other insolvency proceeding.  The Fund may invest in corporate bonds, privately held loans and other securities or obligations of companies that are highly leveraged, are experiencing financial difficulties or have filed for bankruptcy. The Fund may profit from its investments in such issuers if the issuer undergoes a successful restructuring or recapitalization, undertakes asset sales or participates in spin-off transactions.  The Fund may also purchase securities in anticipation of a company’s recovery or turnaround or the liquidation of all or some of the company’s assets.

·   Option Income Strategies: The Fund may sell, or “write,” call options on its portfolio securities.  The Fund may also write call options on one or more basket of stocks, such as the S&P 500 Index or an industry sub-group of the S&P 500 Index. The options written by the Fund are considered “covered” if the Fund owns the stocks or basket of stocks against which the options are written.  The Adviser may determine to purchase shares and sell call options on those shares at approximately the same time, although the sale of options on the Fund’s portfolio securities may occur at any time or not at all.  The Adviser may utilize the option writing strategy at any time, including in a relatively flat or declining market environment, to earn premium income. The Fund may sell call options on substantially all of its portfolio securities.

The Fund may utilize other options strategies, such as writing options on securities it does not currently own (known as “uncovered” options), buying or selling options when the Adviser believes they may be mispriced or may provide attractive opportunities to earn income, or engaging in risk-reversal transactions.  In a risk-reversal transaction, the Adviser may buy put options and sell call options against a long stock position.

Additional Event-Driven Strategies.  In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be subject to significant regulatory issues or changes or may be exploring strategic alternatives. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

*    *    *    *    *

In implementing the Fund’s investment strategies, the Fund may invest in a wide variety of investments, such as equity securities of any kind, debt securities of any kind, including those that pay a fixed or floating rate of interest, warrants, convertible securities, master limited partnerships, derivative instruments of any kind, including options, futures, currency forwards and swaps.  Derivative instruments may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may also engage in forward commitments and reverse repurchase agreements. In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit. In addition, the Fund may lend its portfolio securities.

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The Fund may purchase fixed and floating rate income investments of any credit quality or maturity, including corporate bonds, bank debt and preferred stock.  Certain of the debt securities in which the Fund invests may carry non-investment-grade ratings (rated BB+ or lower by S&P, or comparably rated by another NRSRO), or may be unrated investments of comparable quality, commonly referred to as “high yield” or “junk” bonds. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality investments. This strategy may be utilized by the Adviser to generate income, to diversify the Fund’s investments or for other investing purposes.

The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Fund may write call options on its portfolio securities or a market index that is representative of its portfolio with the expectation of generating additional income.  The Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

The Fund may invest in derivative instruments in any manner consistent with its investment strategies, including, for example, in the following situations: (i) the Fund may invest in futures contracts, options on futures contracts, or swap transactions as a substitute for a cash investment in an equity security, (ii) the Fund may invest in interest rate swaps, total return swaps, or futures contracts where the Adviser believes doing so is the most cost-efficient or liquid way to gain the desired investment exposure, (iii) the Fund may invest in options contracts, forward currency contracts, futures contracts and interest rate swaps to adjust the Fund’s investment or risk exposure, and (iv) the Fund may invest in futures transactions, option contracts and swap contracts, such as total return swaps and credit default swaps, to gain investment exposure beyond that which could be achieved by making only cash investments.

The Fund may invest in other investment companies, including ETFs.  Those investments may be made for the purpose of, among other things, gaining or hedging market exposure, hedging exposure to a particular industry, sector or component of an event-driven opportunity, or managing the Fund’s cash position.  In addition, the Fund may invest in ETFs and other investment companies as part of an event-driven opportunity if such an investment is otherwise consistent with the Fund’s principal investment strategies.  For example, the Fund may take a position in a narrowly-based sector ETF as part of an investment thesis relating to how a regulatory event may affect companies operating in a particular sector or industry. The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities. During periods when the Fund is so invested, its investment returns may be lower than if it were not so invested and the Fund may not achieve its investment objective. The Fund may also invest in special purpose acquisition companies, a form of investment company typically formed for the purpose of acquiring an operating business.

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In making investments for the Fund, the Adviser is guided by the following general considerations:

•	before an initial position in an event-driven opportunity is established, a preliminary analysis is made of the expected event to determine the probability and timing of the event;

•
in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the relevant participants, and the liquidity of the securities involved in the transaction; and

•	the risk-reward characteristics of each event-driven opportunity are assessed on an ongoing basis.

The Fund’s holdings may be adjusted at any time.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable, in order to take advantage of what the Adviser considers to be a better investment opportunity, when the Adviser believes the investment no longer represents a relatively attractive investment opportunity, or when the Adviser perceives deterioration in the credit fundamentals of the issuer.

Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer or a smaller number of issuers than a diversified fund.  The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

The Fund’s investment objective may be changed without prior notice to shareholders.

PRINCIPAL RISKS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

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It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:

Call or Redemption Risk

As interest rates decline, issuers of bonds may exercise redemption or call provisions. This may force the Fund to re-invest the proceeds in lower yielding securities with a similar risk profile. This could result in a decreased yield and return for the Fund.

Credit Risk

Issuers of debt and other income securities may default on interest and principal payments due to the Fund. Generally, securities with lower debt ratings have more speculative characteristics and have greater risk the issuer will default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may have some speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.  High-yield fixed-income securities (also known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.  This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities.  The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired.  In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk

When the Adviser uses leverage, short sales and other forms of financial derivatives, such as options, futures and forward contracts, an investment in the Fund may be more volatile than investments in other mutual funds.  Derivatives may also be embedded in securities such convertibles which typically include a call option on the issuer’s common stock.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

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Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, currency exchange rate or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Distressed Securities Risk

Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Foreign Investing Risk

Investing in foreign companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.

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Hedging Transactions Risk

The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.  If the Adviser’s assessments or calculations prove inaccurate, the Fund’s hedging strategy may prove ineffective and the Fund may incur greater losses than it otherwise would have incurred had the Fund not employed the hedging strategies.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Interest Rate Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Leveraging Risk

If the Fund employs leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, the Fund’s shares could be expected to be more volatile and the use of leverage will cause any losses the Fund incurs to be greater than they otherwise would have been had the Fund not employed leverage.

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Limited Operating History Risk

The Fund is a newly formed fund and has no operating history for investors to evaluate. The fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Liquidity Risk

The markets for high-yield, convertible and certain lightly traded equity securities (particularly small cap issues) are often not as liquid as markets for higher-rated securities or large cap equity securities.  For example, relatively few market makers characterize the secondary markets for high-yield debt securities, and the trading volume for high-yield debt securities is generally lower than that for higher-rated securities.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase.

Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity. Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices or changes and legal rights that differ from U.S. standards might reduce liquidity.  The chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value) will also impact liquidity. These risks are heightened for investments in developing countries.

Lower-Rated Securities Risk

Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, have speculative characteristics and generally have more credit risk than higher-rated securities. Companies issuing high-yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.  If an issuer stops making interest and/or principal payments, payments on the securities may never resume.  These securities may be worthless and the Fund could lose its entire investment.

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Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the attractiveness and potential appreciation of a security, whether selected under a “value”, “growth” or other investment style, may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Merger and Event-Driven Risk

The principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or to fail to achieve a desired rate of return. The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval or failure to get regulatory approval.  The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally.  Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Non-Diversification Risk

A fund that is a non-diversified investment company means that more of the fund’s assets may be invested in the securities of a single issuer or a smaller number of issuers than a diversified investment company.  This may make the value of the fund’s shares more volatile and susceptible to certain risk than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Portfolio Turnover Risk

The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders, including short-term capital gains taxable to shareholders at ordinary income rates. Higher costs associated with increased portfolio turnover reduce the Fund’s performance. The Fund normally expects to engage in active and frequent trading and expects to have a high rate of portfolio turnover (e.g., greater than 100% annually).

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Purchasing Put Options Risk

When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised.

Selling (Writing) Covered Call Options Risk

When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock.  The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock.  The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires).  When a call option which the Fund has written is exercised, the Fund must deliver the security upon which the call is written.  This means that the Fund would be forced to deliver a security out of its portfolio and replace it, or purchase the same security on the open market for delivery. Under either scenario the Fund would face increased transaction costs because of its need to purchase securities, either for delivery to the party exercising the call option or to replace a security delivered to the other party out of its portfolio, subject to call options.  If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including changes in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities.  The Fund incurs transaction expenses when selling call options.

 The Fund may write call options that are “in the money,” meaning calls whose exercise price is less than the market price of the underlying stock or basket of stocks when the options are written or “at the money,” meaning calls whose exercise price is equal to the market price of the underlying stock or basket of stocks when the options are written.  Call options that are written “in the money” or “at the money” are more likely to be exercised by the counterparty than other options and effectively eliminate the Fund’s ability to benefit from appreciation in the market value of the securities on which the options are written during the period of the option.

Short Selling Risk

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and will have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities and will often be obligated to pay to the lender of the security amounts equal to any dividends and accrued interest on the borrowed securities during the period of the short sale.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

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Small and Medium Capitalization Risk

The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Market Risk

Investment markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Tax Consequences Risk

The Fund may generate a high level of premiums from writing call options.  These premiums are generally treated as short-term capital gains to the Fund for federal and state income tax purposes, taxable to shareholders as ordinary income when distributed to them.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses.  Because the Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Fund’s quarterly holdings report on Form N-Q.  You may obtain the SAI and Form N-Q (when available), free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov. Once available, you may also access the Fund’s reports to shareholders and Form N-Q filings on the Fund’s website at www.westchestercapitalfunds.com.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since the Fund’s inception.

The Adviser and its affiliate had approximately $4.5 billion in assets under management as of June 30, 2013.  The Adviser and its affiliate manage merger-arbitrage programs and other investment strategies similar to the Fund’s investment strategies for other institutional investors, including other registered open-end investment companies.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s business affairs, subject to the oversight of the Board of Trustees. Under the Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

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WCM Alternatives: Event-Driven Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
1.25%

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. This expense limitation is expected to apply until one year after the effective date of the registration statement, except that it may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

A discussion regarding the basis for the Board of Trustees approving the Advisory Agreement will be available in the Fund’s first report to shareholders.

Portfolio Managers

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”) from 1994 until 2010 and as the Chief Compliance Officer of Westchester from 2004 until June 2010, and has served as a portfolio manager for the Fund since its inception in December 2013.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since its inception in December 2013.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CLASSES OF SHARES

The Fund offers Institutional Class and Investor Class Shares. Each class of shares bears a different level of expenses.  For example, Investor Class Shares bear fees under a plan of distribution that does not apply to Institutional Class Shares.  Institutional Class and Investor Class Shares are generally available for purchase by all investors, subject to the satisfaction of the investment minimums and criteria described below.

The minimum investment requirements for initial and subsequent investment are as follows:

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	Minimum Initial Investment	Subsequent Investments
Institutional Class Shares	$1,000,000	$500
Investor Class Shares	$2,000*	$0

* In general, there is no minimum investment requirement for investments in Investor Class Shares by qualified retirement plans or investments that are made through omnibus accounts.

The minimum initial and subsequent investment amounts for Institutional Class Shares may be modified for certain investors. The Fund has agreed to waive the minimum initial investment amount for Institutional Class Shares for clients of third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which the Fund has a distribution arrangement.  The Fund may waive the investment minimums in other cases in its discretion.  The Fund reserves the right to change the minimum investment amounts without prior notice. More extensive information about the Trust’s multiclass arrangements is included in the SAI.

DISTRIBUTION ARRANGEMENTS – INVESTOR CLASS SHARES

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 that applies to the Fund’s Investor Class Shares.  Under the Plan, the Fund may pay the Fund’s distributor for certain of the distribution expenses associated with the Fund’s Investor Class Shares, including the cost of providing prospectuses to prospective shareholders, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund’s Investor Class Shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to Investor Class Shares held or purchased by their respective customers or in connection with the purchase of Investor Class Shares attributable to their efforts.  The amount of such payments made by the Fund with the proceeds of the Plan in any one year shall not exceed 0.25% of the average daily net assets of the Fund attributable to the Fund’s Investor Class shares, which also may be payable for providing shareholder services.  Because these fees are paid out of the Fund’s assets attributable to Investor Class Shares on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay, in respect of all classes of shares, additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-transfer agency services; sub-accounting services; administrative services; transfer agent and sub-transfer agent services for beneficial owners of the Fund shares; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; providing sub-accounting services for Fund shares held beneficially; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of the Fund’s shares.

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In addition, for all classes of shares, the distributor and the Adviser and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries involved in the distribution of the Fund’s Shares as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Fund on the financial intermediaries’ preferred or recommended fund list, granting the distributor or the Adviser or their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services.  The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser, the distributor and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Fund and the quality of the financial intermediary’s relationship with the distributor or the Adviser. The additional payments described above are made at the expense of the distributor or the Adviser and their affiliates. These payments are made to financial intermediaries selected by the distributor or Adviser, generally to the intermediaries that have sold significant amounts of shares of the Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the distributor or the Adviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The distributor and the Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the distributor and the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by the Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund, the distributor, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.

PLANS OFFERED BY THE FUND

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600).

IRA Plans

The Fund makes available WCM Alternatives: Event-Driven Fund IRA Plan for individuals to establish an Individual Retirement Account (“IRA”) under which shares of the Fund may be purchased.  WCM Alternatives: Event-Driven Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

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The Fund also makes available to qualifying shareholders a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

The Fund additionally makes available certain prototype plans for corporations, self-employed individuals or partnerships, to establish a qualified retirement plan under which shares of the Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Coverdell Education Savings Plan

The Fund also makes available a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Shares of the Fund may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.westchestercapitalfunds.com) to:

WCM Alternatives:  Event-Driven Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to the Fund at:

WCM Alternatives:  Event-driven Fund
U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

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Initial Investment – By wire:  If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established by a service representative.  To obtain your new account number, please contact a service representative at 1-800-343-8959.  You may then contact your bank to initiate the wire referencing the account number.  For wire instructions, see “For Subsequent Investments – By wire” below or call a service representative.

For Subsequent Investments – By wire:  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
WCM Alternatives:  Event-Driven Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same-day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Shares Purchased Through Financial Intermediaries: Shares of the Fund may also be purchased through authorized financial intermediaries who may charge for their services.  In order for your purchase order to be processed at the Fund’s NAV determined on a business day, an authorized financial intermediary must receive your purchase request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your transaction request will be effected.

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The minimum initial investment for the purchase of Investor Class Shares by individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Adviser, in its sole discretion, may waive the minimum initial investment amount on a case-by-case basis.  Minimum investment amounts may be waived for investors who invest through omnibus accounts.  There is no minimum for subsequent investments.  There is no minimum investment requirement for qualified retirement plans.  The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  The Fund will not accept third-party checks, Treasury checks, credit-card checks, travelers checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill-pay checks, or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “WCM Alternatives: Event-Driven Fund,” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  All shares will be purchased at the NAV per share next determined after receipt of the shareholder’s application in “proper order” (which means that the Fund has received your fully and properly completed application accompanied by payment) and acceptance of such application by the Fund.  All purchases received in “proper order” before the close of regular trading on the NYSE will be processed on that same day.  Purchases received after the close of regular trading on the NYSE will receive the next business day’s NAV per share.  No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Fund reserves the right to close to new investors at any time in the future but has no present plans to do so.

Anti-Money Laundering Compliance

The Fund, the Fund’s distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Fund or the Fund’s distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Fund’s distributors to inform the shareholder that it has taken the actions described above.

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Shares of the Fund have not been registered for sale outside the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plan

The Fund offers an Automatic Investment Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Telephone Purchases

The Fund offers a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  The first telephone purchase can occur 15 days after the account was opened.  To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment of meeting the minimum investment amount, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

NET ASSET VALUE

The NAV per share of each class of shares the Fund will be determined on each day when the NYSE is open for business at the close of the NYSE and will be computed by determining the aggregate market value of all assets of the Fund attributable to that share class less liabilities attributable to that share class, and then dividing by the total number of shares of that class outstanding.  On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the value of the Fund’s assets may be affected, especially if the Fund holds foreign securities that trade on foreign markets that are open.  From time to time, the Fund may employ fair-value pricing to value securities for which market quotations are not readily available or for which market quotations are believed to be unrepresentative of fair market value.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the NYSE on that day.

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Portfolio securities and options positions for which market quotations are readily available are valued at the NASDAQ Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable.  Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices.  All other securities and assets for which (a) market quotations are not readily available, (b) market quotations are believed to be unrepresentative of fair market value or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the NYSE close, are valued at their fair value as determined in good faith by the Fund’s Adviser in accordance with procedures adopted by the Fund’s Board of Trustees.  Certain assets of the Fund may also be valued on the basis of valuations provided by one or more pricing services.

When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

REDEMPTIONS
Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

WCM Alternatives:  Event-Driven Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “proper order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in “proper order” if the following conditions are satisfied:

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(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)
the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)
a signature guarantee, if required, is included.  A signature guarantee is required to redeem shares in the following situations:  if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 days; when establishing or modifying certain services on an account; and if the proceeds of a requested redemption exceed $50,000.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Questions concerning a redemption request may be addressed to the Fund at its principal office.  No redemption request will become effective until all documents have been received in “proper order” by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

The Fund grants telephone-redemption privileges.  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to the Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

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The Fund and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

Shares Held Through Financial Intermediaries

If you purchased shares of the Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at the Fund’s NAV determined on a business day, your authorized financial intermediary must receive your redemption request in good order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce the shareholder’s account in the Fund to below $1,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

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Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current asset value and to reinvest all subsequent distributions.

Excessive Short-Term Trading

The Board of Trustees has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders.  Excessive short-term trading activity may reduce the Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

The Fund discourages short-term trading that may disrupt the efficient management of the Fund’s portfolio and materially increase trading costs or taxable distributions to long-term shareholders of the Fund.  The Fund seeks to monitor the trading activities of its shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Fund and its long-term shareholders.  The steps the Fund utilizes to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts.  The Fund reserves the right to reject any purchase order for this purpose.

While the Fund (directly or with the assistance of its service providers) seeks to identify abusive short-term trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected.  The Fund receives purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Fund to detect abusive short-term trading.  In such circumstances and others, the Fund’s monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Fund’s ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary.  Accordingly, the Fund may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading.  In addition, even when the Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

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Cost Basis Reporting

When you redeem Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account.  Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares.  Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares.  If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares.  If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply.  Please contact the Fund at 1-800-343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method.  You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

Systematic Withdrawal Plan

Individuals whose investments in the Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about the Fund’s Systematic Withdrawal Plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute substantially all of its net investment income and net capital gains at least annually.  Distributions will be in shares of the Fund unless you elect to receive cash.  Fund distributions will be taxable as described below, regardless of whether you receive such distributions in cash or shares of the Fund. The Fund (or your financial intermediary) will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you receive each year.

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as tax-deferred retirement plans and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

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The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. Failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which are taxable as ordinary income when distributed to shareholders.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

 A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

From time to time, a distribution from the Fund could constitute a return of capital, which is not taxable to you so long as the amount of the distribution does not exceed your tax basis in your Fund shares. A return of capital reduces your tax basis in your Fund shares, with any amounts exceeding such basis generally taxable as capital gain.

Fund distributions are taxable to you as described herein even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

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Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.  You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. If the Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

In addition, certain of the Fund’s investments, including certain derivatives instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Fund’s shares.  The Fund’s shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund’s shares.

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NOTICES – HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Fund’s costs as low as possible, the Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed, there is no performance information for the Fund included in this Prospectus. Certain limited financial information is available in the Statement of Additional Information, which is available at no charge upon request.  You may request additional financial and performance information, when it becomes available, by visiting the Fund’s website at www.westchestercapitalfunds.com.

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APPENDIX A

This Supplement sets forth historical performance information for the Class N shares of the Dunham Monthly Distribution Fund (“DNMDX”), shares of a mutual fund advised by Dunham & Associates and sub-advised by Westchester Capital Management LLC (WCM). The proposed portfolio managers for the WCM Alternatives: Event-Driven Fund (the “Fund”) are the same (and only) portfolio managers who have been primarily responsible for the day-to-day management of DNMDX for the period shown. The Fund’s investment objective, investment strategies and policies, and investment restrictions are expected to be substantially similar to those of DNMDX. The DNMDX performance data is provided to illustrate the past performance of WCM in advising a substantially similar account and does not represent the performance of the Fund. The information in this Supplement should not be considered a prediction of the future performance of the Fund.  The Fund is newly organized and has no performance record of its own.

AVERAGE ANNUAL TOTAL RETURNS OF DNMDX FOR THE PERIODS ENDED NOVEMBER 30, 2013 (except as otherwise indicated)

	YTD	1 Year	3 Years	Since 03/01/09
DNMDX	4.38%	6.34%	5.35%	8.11%

MONTHLY PERFORMANCE

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2013	0.61%	0.14%	1.51%	0.97%	-0.45%	-1.23%	0.88	-0.62	1.01	1.14	0.38		4.38%
2012	2.23%	1.95%	0.54%	0.33%	-1.64%	0.93%	1.06%	1.60%	0.31%	-0.34%	0.78%	1.87%	9.98%
2011	0.65%	0.70%	0.81%	1.08%	0.14%	-0.26%	-1.23%	-2.22%	-2.77%	3.31%	-0.43%	0.50%	0.14%
2010	-0.07%	1.29%	0.79%	-0.24%	-1.02%	1.72%	3.02%	0.49%	1.61%	0.52%	-0.30%	1.70%	9.86%
2009	-	-	5.42%	2.60%	0.84%	0.45%	1.37%	0.60%	1.18%	-0.69%	1.03%	1.09%	9.28%

The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. Past performance is no guarantee of future results. The performance figures shown above for DNMDX are net of all fees and expenses applicable to investments in DNMDX. Neither the shares of DNMDX, nor the Institutional or the Investor Class shares of the Fund, are subject to front-end or deferred sales charges.  Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. DNMDX’s performance prior to March 2009 does not reflect DNMDX’s current strategy or objective, but rather that of a predecessor fund. On March 2, 2009, DNMDX’s objective and principal investment strategy were changed to its current objective and approach.  DNMDX’s complete performance history is available in its prospectus.

As of the latest prospectus dated November 1, 2013, the total operating expenses of DNMDX before fee waivers were 2.76% and net of applicable fee waivers were 2.58%.  The Fund’s anticipated total operating expenses for its Institutional Class shares and Investor Class shares before fee waivers are expected to be 2.51% and 2.76%, respectively, and after applicable fee waivers are expected to be 1.98% and 2.23%, respectively.  DNMDX’s fee waiver is expected to remain in effect until at least December 31, 2014, and the fee waiver and expense reimbursements applicable to the Fund’s Institutional Class shares and Investor Class shares are expected to remain in effect for at least one year from the effective date of the Fund’s registration statement.

1

WCM ALTERNATIVES: EVENT-DRIVEN FUND

PROSPECTUS

December 5, 2013

For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports:  Additional information about the Fund’s investments will be available in the Fund’s first annual and semi-annual reports to shareholders.

Statement of Additional Information:  The Fund’s SAI provides more detailed information about the Fund and is incorporated into this Prospectus by reference.

The Fund’s SAI is, and its Annual Report and Semi-Annual Report will be, available, without charge, upon request by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-343-8959.  Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review information about the Fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room.  Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-551-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained free from the SEC’s website at www.sec.gov and the Fund’s website at www.westchestercapitalfunds.com.

811-22818

1

WCM ALTERNATIVES: EVENT-DRIVEN FUND

____________________________________

Class	Ticker Symbol
Investor Class Shares	(WCEIX)
Institutional Class Shares	(WCERX)

100 Summit Lake Drive
Valhalla, New York 10595

A no-load, open-end, non-diversified investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.

STATEMENT OF ADDITIONAL INFORMATION December 5, 2013
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of WCM Alternatives: Event-Driven Fund dated December 5, 2013, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or 1-800-343-8959.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	1
Bank Capital Securities and Bank Obligations	1
Collateralized Mortgage Obligations	2
Corporate Debt Securities	3
Commercial Paper	3
Variable and Floating Rate Debt Instruments	3
Variable Rate Master Notes	4
Convertible Securities	4
Warrants to Purchase Securities	5
Equity Securities	5
Preferred Stocks	6
Fixed Rate Preferred Stocks	6
Other Investment Companies	7
Non-U.S. Investment Risk	7
Options on Securities and Indexes	8
Risks Associated with Options on Securities and Indexes	9
Dealer (Over-The-Counter) Options	10
OTC Options	11
Risk Factors in Options Transactions	11
Futures Contracts and Options on Future Contracts	12
Foreign Futures and Options	14
Risks Associated with Futures and Futures Options	14
Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon	15
Debt and Other Fixed Income Securities Generally	15
Master Limited Partnerships (“MLPs”)	16
Below Investment Grade Securities	17
Investments in New Issues	18
Segregation and Cover Issues	18
Temporary Defensive Positions	18
INVESTMENT RESTRICTIONS	18
Portfolio Holdings	20
INVESTMENT ADVISER	21
Investment Adviser and Advisory Contract	21

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ii

INVESTMENT OBJECTIVES AND POLICIES

(See “PRINCIPAL INVESTMENT

POLICIES” in The Fund’s prospectus.)

WCM Alternatives: Event-Driven Fund (the “Fund”) is a no-load, open-end, non-diversified, registered management investment company which seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. Risk-adjusted return is a concept that considers not only an investment’s return, but also the amount of potential risk involved in producing that return.  There can be no assurance that the Fund will achieve its investment objective.  The Fund’s investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

The Fund primarily employs investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations (referred to as “event-driven opportunities”). Among the investment strategies the Adviser may use on behalf of the Fund are merger arbitrage strategy, special situations strategy (including capital structure arbitrage and convertible arbitrage), investments in distressed securities and restructurings and option income strategies. In pursuing the Fund’s investment objective and strategies, the Fund may invest in the instruments described below. The Fund may not utilize all of these instruments or investment techniques.

Bank Capital Securities and Bank Obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Table of Contents - Statement of Additional Information

Collateralized Mortgage Obligations

A collateralized mortgage obligation (“CMO”) is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”), also known as Freddie Mac, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds.

Table of Contents - Statement of Additional Information

Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in bonds are often subject to a number of risks described in the prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information (“SAI”), including credit risk, lower-rated securities risk, interest rate risk, foreign investing risk, liquidity risk, small and medium capitalization risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objective and policies, including unrated commercial paper for which the Adviser has made a credit quality assessment. See Appendix A for a description of the ratings assigned by Moody’s and S&P to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Variable and Floating Rate Debt Instruments

The Fund may invest in floating rate debt instruments, including senior loans. Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to senior loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

Table of Contents - Statement of Additional Information

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Variable Rate Master Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.  The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. The Fund may invest in synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”)).

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

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If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Warrants to Purchase Securities

The Fund may invest in warrants to purchase debt or equity securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Equity Securities

The Fund may invest in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stock. Common stocks represent an equity or ownership interest in an issuer. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has priority over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and riskier than some other forms of investment, particularly debt securities. Therefore, the value of an investment in the Fund may at times decrease instead of increase. The Fund’s investments may include securities traded over-the-counter as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities, may be more difficult to sell under some market conditions.

Table of Contents - Statement of Additional Information

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to those of equity and/or fixed income securities.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Fixed Rate Preferred Stocks

Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Table of Contents - Statement of Additional Information

Other Investment Companies

The Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest in other investment companies to gain broad market or sector exposure or to earn a return on uninvested assets, including during periods when it has large amounts of uninvested cash.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested.

Non-U.S. Investment Risk

Investments in non-U.S. securities are subject to additional and more varied risks than investments in U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities and (iii) the repatriation of proceeds generated from the sale of those securities. Such taxes will reduce the Fund’s return on those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments.

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U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Adviser’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Adviser’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

The Fund’s investments in issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than investments primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Options on Securities and Indexes

The Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

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If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

Capital gains and losses realized by the Fund as a result of its options strategy are generally treated as short-term capital gain or loss for U.S. federal income tax purposes, taxable to shareholders as ordinary income when distributed to them.  See “Taxation” below.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security.

Risks Associated with Options on Securities and Indexes

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

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During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Dealer (Over-The-Counter) Options

The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund’s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

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OTC Options

Over-the-counter (“OTC”) options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options. OTC options are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Risk Factors in Options Transactions

There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

The Fund’s ability to use options as part of its investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, the Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

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The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Adviser, and other clients of the Adviser may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. No guarantee exists that the Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.

Futures Contracts and Options on Future Contracts

The Fund may invest in futures contracts and options thereon ("futures options"), including with respect to equity securities, indexes, or other instruments or assets, as well as purchase put and call options on such futures contracts. The Fund may incur commission expenses when it opens or closes a futures position.

A futures contract is an agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of the security) at a specified price and time. A futures contract on an index (an "Index Future") is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is generally not made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

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The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract and is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, index or other asset, in many cases these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security, index or other asset, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.  For information regarding the U.S. federal income tax treatment of such capital gains and losses, see “Taxation” below.

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Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission’s (“CFTC”) regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Securities and Exchange Commission (the “SEC”) and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund’s order is placed and the time it is liquidated, offset or exercised.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options, including as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities and Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon

Options on securities and indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Debt and Other Fixed Income Securities Generally

Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this SAI as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity).

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Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of the Fund that invests in floating rate fixed income securities cannot be predicted with certainty. To the extent the Fund invests in indexed securities, the future income of the Fund also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. MLPs typically are characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry). The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP. These investments may not be taxed as partnerships for U.S. Federal income tax purposes. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. Additionally, general partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

Holders of MLP securities have limited control and voting rights on matters affecting the partnership. Holders of securities issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP securities to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP securities are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them.

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Investments in MLP securities also present special tax risks. For example, if an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.  Also, the Fund’s investments in MLP securities can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes.  For more information, see “Taxation” below.

Below Investment Grade Securities

The Fund may invest in debt securities rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Adviser to be of comparable quality to securities so rated) at the time of purchase, including securities in default or in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be (i) in poor financial condition, (ii) experiencing poor operating results, (iii) having substantial capital needs or negative net worth, or (iv) facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. The Fund’s investments in Below Investment Grade Securities are more dependent on the Adviser’s own credit analysis than its investments in higher quality bonds. Certain of these securities may not be publicly traded, and therefore it may be difficult to obtain information as to the true condition of the issuers. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Fund. Some Below Investment Grade Securities in which the Fund invests may be in poor standing or in default.

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Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix A – Description of Moody’s and S&P’s Securities Ratings” for more information on securities ratings.

Investments in New Issues

The Fund is permitted to invest in securities that are offered in initial public offerings (also referred to as “new issue” securities). New issue securities have no trading history, and there may be less public information about the companies. In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

Segregation and Cover Issues

The 1940 Act limits in certain respects the Fund’s ability to issue senior securities.  The following discussion describes certain measures, including covering certain derivative positions or setting aside or earmarking (“segregating”) liquid assets in respect of derivative positions, the Fund may take to limit the potential that the Staff of the SEC determines the instruments described constitute senior securities issued by the Fund.   Although such measures may limit the likelihood that the Fund will not have assets available to satisfy its obligations with respect to the positions discussed, and may have the effect of limiting the Fund’s ability to use leverage, such measures do not limit the Fund’s exposure to loss.

The Fund may (but is not required to) “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by the Adviser in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the option. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is covered if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

When purchasing or selling a futures contract, the Fund may “cover” its position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in amounts described below. Alternatively, when purchasing a futures contract, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may also “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated liquid assets (together with collateral provided to the broker-dealer) equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.  A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

In connection with credit default swaps in which the Fund is the buyer or the seller, if the Fund covers its position through asset segregation, the Fund will segregate cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller).  With respect to other swap contracts, if the Fund covers its position through asset segregation, the Fund will segregate liquid assets equal to the net amount of the excess, if any, of the Fund’s obligations over its entitlements.

With respect to reverse repurchase agreements, if the Fund covers its position through asset segregation, the Fund will segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under the reverse repurchase agreements.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to seek to respond to adverse market, economic or other conditions.  In taking such positions, the Fund may temporarily invest a substantial portion of its assets in cash and cash equivalents, including money market instruments.  Money market instruments include, but are not limited to: obligations of the U.S. government or its agencies or instrumentalities; Treasury bills and other short-term obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and repurchase agreements. To the extent the Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Fund’s prospectus, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that the Fund:

(1)           May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)           May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)           May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)           May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

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(5)           May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)           May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)           May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

The policies described above shall be interpreted to permit the Fund to engage in activities or operate in accordance with any exemptive orders, regulatory guidance, no action relief or other similar interpretive authority or guidance issued by the SEC or any other applicable regulatory authority, including, where applicable, when such activities or operations might otherwise be inconsistent with applicable law or result in potential enforcement action by regulatory authorities.

Although the Fund may lend its securities, the Board of Trustees of the Fund (the “Board” or “Trustees”) may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the borrower’s collateral.

The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.  In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (5) above, swap contracts, financial contracts, including futures transactions, and options with respect to futures, and other financial transactions shall not be within the meaning of the term “commodities,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects certain swaps or other transactions to regulation by the CFTC, the Fund will not consider any of such investments or instruments to be commodities or commodity contracts for purposes of this restriction.

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With respect to the fundamental policy relating to real estate set forth in (6) above, the 1940 Act does not prohibit a fund from owning real estate.  Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell.  Owners of real estate may be subject to various liabilities, including environmental liabilities.  The policy in (6) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, obligations, securities or instruments backed by mortgages or pools of mortgages, or real estate investment trust securities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.  When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. The Fund takes the position that U.S. government securities, securities of investment companies, and derivative instrument counterparties are not considered to be part of any industry

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

Portfolio Holdings

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio-holdings disclosure policies have been approved by the Board.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports will be available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting WCM Alternatives: Event-Driven Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-343-8959.

The Fund will generally make available on its website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that each of these holdings represents, at www.westchestercapitalfunds.com.  This information will remain available until the next quarterly fact sheet is posted on the website.

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From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund.  The Fund believes these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings based on the non-public portfolio holdings information and (ii) the recipient will not provide access to this information to third parties except for the Fund’s service providers or agents who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accounting, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s prospectus.)

Investment Adviser and Advisory Contract

Mr. Roy D. Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.  Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”) from 1994 until 2010 and as the Chief Compliance Officer of Westchester from 2004 until June 2010, and has served as Chief Compliance Officer and a portfolio manager for the Fund since its inception in December 2013.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E.  Shaw & Co. Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since its inception in December 2013.

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The Fund’s investment advisory contract with the Adviser, together with the Fee Waiver Agreement between the Fund and the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (a) all costs and expenses incident to the organization of the Fund and the public offering of securities of the Fund, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian(s) appointed by Westchester Capital Funds (the “Trust”) for the safekeeping of the cash, portfolio securities, and other property of the Fund; (c) the charges and expenses of an independent accountant; (d) the charges and expenses of any stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Trust; (e) the charges and expenses of any administrator appointed by the Trust to provide administrative services to the Fund;  (f) the charges and expenses of any accounting and/or sub-accounting agent appointed by the Trust to provide accounting or sub-accounting services to the Fund; (g) brokerage commissions, dealer spreads, interest expense, dividend expense  and other costs incurred in connection with proposed or consummated portfolio securities transactions; (h) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state, local, or other governmental agencies; (i) the cost and expense of printing and issuing certificates, if any, representing securities of the Fund; (j) fees involved in registering and maintaining registrations of the Fund under the 1940 Act; (k) all expenses of shareholders’ and Trustees’ meetings, and of preparing, printing, and mailing proxy statements and reports to shareholders; (l) fees and expenses of Trustees of the Trust who are not officers or employees of the Adviser; (m) charges and expenses of legal counsel (or any other consultant or adviser) to the Fund or to the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (q) any shareholder relations expense; (p) premiums for a fidelity bond and any errors and omissions insurance maintained by the Trust; (r) compensation of the Fund’s Chief Compliance Officer; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

Except as described below, the Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.25% of the average daily net assets of the Fund.  The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares.

Pursuant to an expense limitation agreement, the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Investor Class shares and Institutional Class shares to an amount not to exceed the annual rate of 1.99% and 1.74%, respectively (based on such class’s average daily net assets). The agreement shall be in effect for the one-year period commencing on the effective date of this registration statement.  For the purposes of the expense limitation agreement, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses.

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The Advisory Contract will continue in effect from year-to-year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board of Trustees’ basis for approving the Advisory Contract will be available in the Fund’s first Annual Report to Fund shareholders.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid advisory fees.

Notice

The Adviser has claimed an exemption from registration as a “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA.  Accordingly, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Distributor and Other Service Providers

Shares of the Fund are offered on a continuous basis.  As of July 30, 2013, the Fund’s principal underwriter is Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Quasar is a Delaware limited liability company organized in 2000, and is currently wholly-owned by U.S. Bancorp Fund Services, LLC, the Fund’s administrator, transfer agent, dividend-paying agent and accounting services agent.  Quasar is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority.

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The Board has approved a Distribution Agreement (the “Distribution Agreement”) pursuant to which Quasar acts as the Fund’s non-exclusive agent for the sale and distribution of the Fund’s shares on a best efforts basis, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The Distribution Agreement provides that the Fund will pay Quasar a base annual fee, fees for sales literature compliance reviews and certain out-of-pocket expenses.

The Distribution Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of Independent Trustees.  The Distribution Agreement may be terminated without penalty, including by the Fund on 60 days’ written notice when authorized either by a majority vote of the Independent Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Fund has adopted a plan of distribution dated July 30, 2013 (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act in respect of the Investor Class shares only.  Under the Plan, the Fund may pay to Quasar, to any broker-dealer with whom the Fund has entered into a contract to distribute Investor Class shares, or to any other qualified financial services firm, compensation for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the Investor Class shares of the Fund.

The Plan provides that the Trustees will review, at least quarterly, a report of distribution expenses incurred under the Plan and the purposes for which such expenses were incurred.  The Plan will remain in effect from year to year provided such continuance is approved at least annually by the vote of a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or Quasar and who have no direct or indirect interest in the operation of the Plan or any related agreement (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and additionally by a vote of either a majority of the Fund’s Trustees or a majority of the outstanding shares of the affected share class of the Fund.

The Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding shares of the affected share class of the Fund.  The Plan may not be amended to increase materially the amount of distribution expenses payable under the Plan without approval of the affected share class of the Fund.  In addition, all material amendments to the Plan must be approved by the Fund’s Trustees in the manner described above.

The Fund has entered into service agreements with financial intermediaries.  Though the terms of the Fund’s agreements vary, service providers generally are required to provide various shareholder services to the Fund or certain of the Fund’s shareholders, including records maintenance, shareholder communications, transactional services, tax information and reports, and facilitation of purchase and redemption orders.  Payments generally are made under the Plan at the annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares of the Fund.  In the case of the Fund’s agreements with certain service providers, the Fund pays out of its assets, but not pursuant to the Plan, additional amounts to compensate such service providers for providing other permitted services.  The amounts of these payments may exceed the costs of providing the related services.

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The Fund will commence operations on or following the date of this SAI and, therefore, has not yet incurred expenses.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  The Fund’s Trustees and officers are listed below.  Except as indicated, each Trustee has held the office shown or other offices in the same company for the last five years.

Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees
Roy D. Behren* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 52	Co-President, Treasurer and Trustee	Indefinite; since 2013
Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund's Adviser, since 2011.  Co-Portfolio Manager of Westchester Capital Management, Inc. from 2007 to 2010.  Research analyst for Westchester Capital Management, Inc. from 1994 until 2010.  Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.
				3***	None

Michael T. Shannon* Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 46	Co-President and Trustee	Indefinite; since 2013	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc. from 2007 to 2010.	3***	None

Non-Interested Trustees

Barry Hamerling c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 66	Independent Trustee	Indefinite; since 2013	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990. Managing Partner of Let-US Creations from 1999 to 2011.	3	Trustee of AXA Premier VIP Trust; Chairman of the Ayco Charitable Foundation

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Name, Address and Age	Position(s)Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees
Richard V. Silver c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 57	Independent Trustee	Indefinite; since 2013	Consultant with AXA Equitable Life Insurance Company from May 2012 to April 2013. Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from February 2010 to April 2012. Executive Vice President and General Counsel of AXA Equitable Life Insurance Company from September 2001 to February 2010.	3	None

Christianna Wood c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 53	Independent Trustee	Indefinite; since 2013	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009. Chief Executive Officer of Capital Z Asset Management from March 2008 to July 2009. Senior Investment Officer, Global Equity at California Public Employees’ Retirement System from October 2002 to February 2008.	3	Director of H&R Block Corporation; Director of International Securities Exchange; Director of Grange Insurance
Officers

Bruce Rubin Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 53	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year terms; since 2013
Chief Operating Officer of Westchester Capital Management, LLC, the Fund's Adviser.  Chief Operating Officer of Westchester Capital Management, Inc. from 2010 to 2010.  Chief Operating Officer of Seneca Capital from 2005 to 2010.
				N/A	N/A

Abraham Cary Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595 Age: 37	Secretary	One-year term; since 2013	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011. Head of Trading of Westchester Capital Management, Inc. from 2002 to 2010.	N/A	N/A

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund. Mr. Behren is a Trustee-Elect of The Merger Fund VL and Mr. Shannon is a Trustee-Elect of The Merger Fund. Mr. Shannon’s term as a Trustee of The Merger Fund and Mr. Behren’s term as a Trustee of The Merger Fund VL are expected to begin on January 1, 2014.

**	The fund complex consists of the Fund, The Merger Fund and The Merger Fund VL.

***
Mr. Behren is trustee elect of The Merger Fund VL and Mr. Shannon is trustee elect of The Merger Fund. Each of Mr. Behren and Mr. Shannon is expected to begin his term as trustee of The Merger Fund VL and The Merger Fund, respectively, on January 1, 2014.

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LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees currently is comprised of five Trustees, three of whom are Independent Trustees.  Roy Behren, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund.  The Chairman presides at all meetings of the Board.

The Board has appointed Barry Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities.

The Board holds four regular meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership.  The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating and Compensation Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

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Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  Mr. Behren has experience as a portfolio manager of two other funds advised by the Adviser; Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards; Mr. Shannon has experience as a portfolio manager of two other funds advised by the Adviser; Mr. Silver has experience as a senior executive at a major financial services and insurance firm; and Christianna Wood has experience as an executive and an investment officer in the investment management industry.

The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Fund are as follows:

The Chairman of the Board, Roy Behren, has experience as a portfolio manager of The Merger Fund and The Merger Fund VL. He joined Westchester in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Westchester Capital Partners, LLC (“Westchester Capital Partners”).  Mr. Behren was the Chief Compliance Officer of Westchester from September 2004 through June 2010.

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of The Merger Fund since 2007 and an Independent Trustee of The Merger Fund VL since 2007.  Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.  He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling is a Trustee of AXA Premier VIP Trust.  He is also Chairman of the Ayco Charitable Foundation, a donor-advised fund.  He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

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Michael T. Shannon has experience as a portfolio manager of The Merger Fund and The Merger Fund VL.  He joined Westchester in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, Westchester Capital Partners. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

Richard V. Silver has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver, who holds FINRA Series 7, 24, 63 and 65 licenses, received his B.A. and J.D. from St. John’s University.

Christianna Wood has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and Grange Insurance and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange since 2010 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

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The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75.  Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Board’s members may serve as directors or officers of other companies from time to time.  Although the Fund is not required to do so, the Fund may restrict itself from investing in the securities of companies on whose boards its Trustees also serve because, for example, the Trustee may have material non public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent the Fund from taking advantage of an investment opportunity in which it would otherwise invest and may materially adversely affect the performance of the Fund.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established.  A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.  Other risks to the Fund include those related to non-diversification, high portfolio turnover, short sales, put and call options, borrowing and corporate debt obligations as well as risks related to investments in foreign securities.  The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks.

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.  The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis.  The Lead Independent Trustee periodically meets with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

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In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to procedures adopted by the Board and subject to oversight by the Board.  The Adviser includes any fair-value pricing of securities in a written report to the Board for their consideration and approval on a quarterly basis.

Remuneration

Management considers that Messrs. Hamerling and Silver and Ms. Wood are Independent Trustees.  The fees of the Independent Trustees ($5,000 per year), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund.  The following table illustrates the compensation estimated to be paid to each current Trustee by the Trust and Fund Complex for the fiscal year ending December 31, 2014.

COMPENSATION TABLE
(for the fiscal year ended December 31, 2014)

Name of Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees*
Roy D. Behren	0	0	0	0
Michael T. Shannon	0	0	0	0
Barry Hamerling	$5,000	0	0	$68,000
Richard V. Silver	$5,000	0	0	$63,000
Christianna Wood	$5,000	0	0	$63,000

*       The fund complex consists of the Fund, The Merger Fund and The Merger Fund VL.

As of the date hereof, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser or an affiliate of the Adviser.

Codes of Ethics

The Fund and the Adviser have adopted a joint code of ethics under Rule 17j-1 of the 1940 Act (the “Code”).  The Fund’s Trustees and officers and employees of the Adviser are permitted to engage in personal securities transactions, including in securities that may be purchased or held by the Fund, subject to the restrictions and procedures contained in the Code, which has been approved by the Board in accordance with standards set forth under the 1940 Act.  The Codes of Ethics will be filed as an exhibit to an amendment to the Fund’s Registration Statement and will be available to the public. The code of ethics will also be available at the SEC’s public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

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Standing Committees

The Board has appointed an audit committee (the “Audit Committee”) presently consisting of Messrs. Hamerling and Silver and Ms. Wood.  The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund. Because the Fund is newly organized, the Audit Committee members did not meet during the prior fiscal year.

The Fund has a Nominating and Compensation Committee consisting of Messrs. Hamerling and Silver and Ms. Wood.  The purposes of the Nominating and Compensation Committee are to identify individuals qualified to become members of the Board, consistent with criteria approved by the Board; select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders; set any necessary standards or qualifications for service on the Board and set the fees of the Independent Trustees.  The Nominating and Compensation Committee will consider, among other sources, nominees recommended by shareholders. Members of the Nominating and Compensation Committee may meet informally from time to time with potential candidates as part of a greater process to identify potential high-quality candidates. Because the Fund is newly organized, the Nomination and Compensation Committee members did not meet during the prior fiscal year.

Stockholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.

Trustee Equity Ownership as of December 31, 2012

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Trustees who are “interested persons” of the Fund
Roy D. Behren	None	Over $100,000
Michael T. Shannon	None	Over $100,000
Trustees who are not “interested persons” of the Fund
Richard V. Silver	None	None
Christianna Wood	None	None
Barry Hamerling	None	Over $100,000

Proxy and Corporate-Action Voting Policies and Procedures

The Fund has adopted Proxy and Corporate-Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund.  The Adviser’s primary consideration in voting proxies is the best interest of the Fund.  Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser may seek to call the loan in time to vote the proxy or the Adviser may enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling the Fund’s Transfer Agent at 1-800-343-8959 and on the SEC’s website at www.sec.gov.

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SERVICES AND INVESTMENT PLANS

(See “PLANS OFFERED BY THE FUND” in the Fund’s prospectus.)

The costs of services rendered to the Fund’s investors by its transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) are paid for by the Fund; however, in order to cover abnormal administrative costs, investors requesting an historical transcript of their account will be charged a fee based upon the number of years researched.  The Fund reserves the right, on 60 days’ written notice, to charge investors to cover other administrative costs of services provided to shareholders.

Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plan

Individuals may establish an Individual Retirement Account (“IRA”), through “WCM Alternatives: Event-Driven Fund IRA Plan.”  WCM Alternatives: Event-Driven Fund IRA Plan provides individuals with the opportunity to establish an IRA in order to purchase shares of the Fund.  WCM Alternatives: Event-Driven Fund IRA Plan can also be used for a transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.  The form of WCM Alternatives: Event-Driven Fund IRA Plan meets the requirements of Section 408 of the Internal Revenue Code of 1986, as amended.  U.S. Bank, N.A. acts as custodian for WCM Alternatives: Event-Driven Fund IRA Plan, and the adoption of WCM Alternatives: Event-Driven Fund IRA Plan by each individual is subject to acceptance or rejection by U.S. Bank, N.A. in its capacity as custodian.

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Qualifying shareholders may invest in the Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in the Fund through certain prototype plans which provide opportunities to corporations, self-employed individuals and partnerships to establish defined benefit and defined contribution qualified retirement plans under which shares of the Fund may be purchased.  Such plans can, in most cases, also accept a transfer or a rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution of the individual’s entire account balance in such plan.  A defined-benefit qualified retirement plan specifies what a participant’s pension benefit will be, and the employer (including a self-employed individual) adopting the plan must then fund the plan on an actuarial basis so it can pay the promised benefit.  A defined-contribution qualified retirement plan does not promise any definite benefit but instead provides for certain contributions to be made to the plan, and a participant’s ultimate benefit depends on the amount that has accumulated in his account.  U.S. Bancorp acts as custodian of the qualified plans.  Each plan as adopted by an employer (including a self-employed individual) or partnership is subject to acceptance or rejection by U.S. Bancorp.

Systematic Withdrawal Plan

Shareholders participating in a Systematic Withdrawal Plan should note that disbursements may be based on the redemption of a fixed dollar amount, fixed number of shares, percent of account or declining balance.  Any income, dividends and capital-gain distributions on shares held in Systematic Withdrawal Plan accounts should be reinvested in additional Fund shares.  Systematic Withdrawal Plan payments will be made out of the proceeds realized from the redemption of Fund shares held in the account.  These redemptions made to effect withdrawal payments may reduce or exhaust entirely the original investment held under the plan.  A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund upon written notice and will be automatically terminated when all Fund shares in the shareholder’s account under the plan have been liquidated.

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributors and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including those of the Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.  (See “Anti-Money Laundering Compliance” in the Fund’s prospectus.)

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NET ASSET VALUE

(See “NET ASSET VALUE” in the Fund’s prospectus.)

The NAV per share of each class of shares of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business at the close of regular trading on the NYSE and will be computed by determining the aggregate value of all of the assets of the Fund attributable to that share class less liabilities attributable to that share class and then dividing by the total number of shares of that class outstanding.   On holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.    In order for your purchase order to be processed at the NAV determined on a business day, the Fund (or an authorized financial intermediary) must receive your redemption request in good order before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s NAV determined on that business day.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board.  Exchange-traded options are typically valued at the higher of intrinsic value or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value and the mean of the bid and asked prices.  Investments in open-end investment companies are typically valued at their reported NAV.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Fund’s Adviser acting pursuant to procedures adopted by the Board.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(See “REDEMPTIONS” in the Fund’s prospectus.)

Supporting documents in addition to those listed under “Redemptions” in the Fund’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by one other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefor may be suspended at times:  (a) when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.  In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

CONVERSION OF SHARES BETWEEN CLASSES

From time to time, the Fund may permit the conversion of shares of one class to another share class provided that the value of shares so converted meets the minimum initial investment requirements in the other class, that the shares of the other class are eligible for sale in the applicable state of residence, those shares are otherwise available for offer and sale, and such other terms and conditions as the Fund may determine are met. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund conversion may be subject to higher or lower total expenses following such conversion. Not all classes of shares may be open to new investors. Conversion transactions will be effected only into an identically registered account. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such conversion transactions must be effected according to other applicable law.  The Fund reserves the right to refuse any or all requests for conversion. A conversion of shares between classes is exempt from the trading limits described in the Fund’s registration statement.

TAXATION

(See “DIVIDENDS, DISTRIBUTIONS AND TAXES” in the Fund’s prospectus.)

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only.  This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws.  This summary is based on the Code, the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI.  These laws are subject to change, possibly on a retroactive basis.

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You are advised to consult your own tax advisor with respect to the specific tax consequences of an investment in the Fund in light of your particular circumstances.  This discussion is not intended as a substitute for careful tax planning.

U.S. Federal Income Taxation—in General

The Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” (a “RIC”) under Subchapter M of the Code.  In order to so qualify and elect, the Fund must, among other things:

(a)           derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b)           invest the Fund’s assets in such a manner that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)           distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income.  In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  MLPs, if any, in which the Fund invests generally qualify as qualified publicly-traded partnerships.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.  For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

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If the Fund qualifies for treatment as a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to any capital loss carryforwards) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not sure such failure for any year, or if the Fund were otherwise to fail to qualify for treatment as a RIC for such taxable year, it would lose the beneficial tax treatment accorded RICs under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  All distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits.  The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date, if the Fund is permitted to so elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend  (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.  The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund.  In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from capital gains are generally made after applying any available capital loss carryforwards.  Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The Fund expects that, as a result of its investment objective and strategies, its income will consist primarily of short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them.  Along with any other items of ordinary income, such ordinary income distributions, in the case of non-corporate shareholders, can be reduced by capital losses only to the extent of $3,000 (or $1,500 in the case of a married taxpayer filing separately) per year, and in the case of corporate shareholders cannot be reduced by capital losses.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules.    For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

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The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  Taxable income that is retained by the Fund will be subject to tax at regular corporate rates.  The Fund may also retain for investment its net capital gain.  If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  The Fund is not required, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders in the same manner whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares.  A distribution may be taxable to a shareholder even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, an investor that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

Distributions of investment income reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at the shareholder and Fund level.  The Fund does not expect a substantial amount of its distributions to be derived from qualified dividend income.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction to the extent such dividends are derived from dividends received from U.S. corporations, provided holding period and other requirements are met at the shareholder and Fund level. The Fund does not expect that a significant portion of its distributions will be eligible for the corporate dividends-received deduction.

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Any distribution of Fund income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders.  A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares.  To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.  See the Fund’s prospectus for more information.

Taxation of the Fund’s Investments

Options and Futures.  In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock.  If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased.  Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code.   Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security.  Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts, including regulated futures contracts and non-equity options, entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Non-equity options for this purpose can include options on stock indices.  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions.  In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules).  These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

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Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Foreign Currency Transactions.   Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies.  Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules.  A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund for it to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

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Dividends paid by PFICs will not be eligible to be treated as qualified dividend income (described above).  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.  In the alternative, if the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations.  Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with OID, its “revised issue price”).  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security  The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.  The Fund may realize gains or losses from such liquidations.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend or larger distributions of short-term capital gains (see “Federal Income Taxation of Shareholders,” above) than they would in the absence of such transactions.

Securities Purchased at a Premium.  Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Mortgage-Related Securities.  The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”), including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect, or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  As a result, to the extent the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder (see below), will not qualify for any reduction in U.S. federal withholding tax.  A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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Other Taxation

Foreign Taxes.  Income received by the Fund (or an investment company in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.  A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes.  Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Backup Withholding.  The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28%.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

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In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of the Fund beginning before January 1, 2014, a RIC is not required to withhold any amounts  (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are  properly reported as such by the RIC in a written notice to shareholders ("interest-related dividends"), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the RIC in a written notice to shareholders ("short-term capital gain dividends").  This exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has  not provided a satisfactory statement that the beneficial owner is  not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is  a controlled foreign corporation.  The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below.

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A RIC is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the RIC reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of a RIC beginning on or after January 1, 2014, or what the terms of such an extension would be.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met , or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the  foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof.  Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets.  USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years.  If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier real estate investment trust (“REIT”) that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates.  The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.  Prior to January 1, 2014, the special “look-through” rule described above for distributions by the Fund (which applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) also applied to RIC distributions attributable to (i) gains realized on the disposition of USRPIs by the RIC and (ii) distributions received by an upper-tier RIC from a lower-tier RIC that the upper-tier RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these “look-through” provisions to RIC distributions made on or after January 1, 2014, and what the terms of any such extension would be.

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 Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.  More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.  Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”).  Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares.  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.  Early in each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions made by the Fund during the prior year.

The Fund is organized as a Massachusetts business trust and generally will not be liable for any income or franchise tax in the Commonwealth of Massachusetts.  If the Fund qualifies as a RIC for U.S. federal income tax purposes and pays no federal income tax, it generally will also not be liable for New York State income taxes, other than a nominal corporation franchise tax (as adjusted by the applicable New York State surtaxes).

The foregoing discussion is a general summary of certain of the material U.S. federal income tax consequences to U.S. persons (as defined below) of owning and disposing of shares in the Fund.  This summary is based on the provisions of the Code, final, temporary and proposed U.S. Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof, and all of which are subject to change, possibly with retroactive effect.

Shareholders of the Fund may be subject to state, local and foreign taxes on distributions received from the Fund and on redemptions of the Fund’s shares.  Also, this summary does not deal with all aspects of U.S. federal income taxation that may be relevant to particular shareholders in light of their particular circumstances.  Accordingly, shareholders should consult their tax advisers about the application of the provisions of tax law described in this SAI and the tax consequences of investing in the Fund, in light of their particular tax situations.

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ORGANIZATION AND CAPITALIZATION

General

The Fund is a series of Westchester Capital Funds, an open-end management investment company established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated March 20, 2013 (the “Declaration of Trust”).

The Fund’s activities are supervised by its Trustees, who are elected by the Fund’s shareholders.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.  The Trustees are also empowered by the Declaration of Trust and the By-Laws to create additional series of shares, or portfolios.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless required by the 1940 Act.  In such an event, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Except for the foregoing and unless removed by action of the shareholders in accordance with the Fund’s By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.  The Trustees shall only be liable in cases of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The shares of the Fund are divided into two classes: Investor Class and Institutional Class. The share classes each have different eligibility and minimum investment requirements, which are disclosed in the Fund’s prospectus. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The underlying assets attributable to a class of the Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine.

Shares of the Fund’s common stock entitle their holders to one vote per share.  Shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees.  Shares of classes may have different voting rights, such as (i) when required by the Investment Company Act of 1940; or (ii) when the Trustees determine that such a matter affects only the interests of a particular class.  Shares have no preemptive or subscription rights.

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Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of November 13, 2013, the Fund may be deemed to be controlled by Westchester Capital Management, LLC, which provided initial capital to the Fund and owned all of the outstanding shares of the Fund.  As of the date of this SAI, the following person owned of record or beneficially 5% or more of the Institutional Class shares of the Fund:

	Number of Institutional Class Shares	Percentage of Outstanding Shares of Class Owned
Westchester Capital Management, LLC	10,000	100%

Shareholder and Trustee Liability

The Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification out of Fund property of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability of shareholders is remote.  The Declaration of Trust does not require the Fund to hold annual meetings of shareholders.  However, the Fund will hold special meetings when required by federal or state securities laws.  The holders of at least 10% of the Fund’s outstanding shares have the right to call a meeting of shareholders for the purpose of voting upon the removal of one or more Trustees, and in connection with any such meeting, the Fund will comply with the provisions of Section 16(c) of the 1940 Act relating to shareholder communications.

Nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of September 30, 2013.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts (in mm)	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy D. Behren	Registered Investment Companies	3	$5,086.45	3	$5,086.45
	Other Pooled Investment Vehicles	3	$81.92	3	$81.92
	Other Accounts	1	$17.69	0	$0
Michael T. Shannon	Registered Investment Companies	3	$5,086.45	3	$5,086.45
	Other Pooled Investment Vehicles	3	$81.92	3	$81.92
	Other Accounts	1	$17.69	0	$0

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Mr. Behren and Mr. Shannon are the principal owners of the Adviser.

Each of Messrs. Behren and Shannon has entered into a service agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser.  Their compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark.  Because Mr. Behren and Mr. Shannon are members of the Adviser, their compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to investment advisory agreements between the Adviser and the Fund, the Adviser is paid a fixed percentage of the net assets of the Fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

The fact that Messrs. Behren and Shannon serve both as portfolio managers of the Fund and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts could, in theory, create an incentive to favor such accounts.  However, the Adviser believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) the Fund and the other accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer.

The Fund will commence operations on or following the date of this SAI and, therefore, the portfolio managers currently beneficially own no equity securities in the Fund.

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ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services in respect of commissions paid by the Fund.

In selecting a broker-dealer to execute any given transaction, the Adviser may take the following factors, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size and complexity of the order; the broker-dealer’s order flow in the security to be traded; the broker-dealer’s willingness to commit capital to facilitate the transaction; the Adviser’s soft-dollar arrangements for brokerage and research; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.

Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided, either in terms of the particular transaction or the Adviser’s overall responsibilities for accounts over which the Adviser exercises investment discretion.

In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services that may be useful to other accounts over which the Adviser or its affiliate exercises investment discretion.  Some of the services received as the result of Fund transactions may benefit accounts other than the Fund that generated the benefits.

The Adviser is unable to quantify the amount of commissions which are paid as a result of such services because a substantial number of transactions are effected through broker-dealers which provide such services but which are selected principally because of their execution capabilities.

When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser and its affiliate may aggregate the orders.  As a result of the practice of bunching orders, the Adviser and its affiliate often must allocate purchases and sales of securities among different client accounts following the execution of a bunched purchase or sale order.  The Adviser maintains a policy of allocating the executions in a manner which seeks to treat all the accounts involved fairly and equitably over time.

The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid any amounts in brokerage commissions or acquired securities of any brokers or dealers (as defined in the 1940 Act) or of their affiliates.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions.  Because the Fund has not commenced operations as of the date of this SAI, the Fund’s portfolio turnover rate is not available.

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The Fund may invest portions of its assets to seek short-term capital appreciation.  The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, as its independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT,
ACCOUNTING SERVICES AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 is the Fund’s transfer agent and dividend-paying agent.  U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53102, acts as the Fund’s custodian.  U.S. Bancorp and U.S. Bank are affiliated companies.

The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank is also custodian for WCM Alternatives: Event-Driven Fund IRA Plan and other qualified retirement plans through which certain investors may invest in the Fund.  U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.  The Fund pays to U.S. Bank a custodian fee, payable monthly, based on a percentage of the value of the Fund’s assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which varies depending on the nature of the transaction.  The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid U.S. Bank custodian fees.

As the Fund’s transfer agent and dividend-paying agent, U.S. Bancorp provides services that include:  performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  U.S. Bancorp’s annual transfer agent fee is equal to a maximum of $15.00 per shareholder account.  The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid U.S. Bancorp transfer agent and shareholder servicing agent fees.

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U.S. Bancorp also serves as the Fund’s accounting services agent and Fund Administrator.  As such, U.S. Bancorp provides a variety of administrative and accounting services to the Fund, such as accounting relating to the Fund’s portfolio and portfolio transactions, the determination of NAV and pricing of the Fund’s shares of beneficial interest, and maintaining the books of account of the Fund.  Accounting services for the Fund are provided pursuant to a separate agreement with U.S. Bancorp.  The Fund pays U.S. Bancorp a percentage of the value of the Fund’s assets.  The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid U.S. Bancorp accounting fees.

Under the Fund Administration Servicing Agreement, U.S. Bancorp maintains the books, accounts and other documents required by the 1940 Act; prepares the Fund’s financial statements and tax returns; prepares certain reports and filings with the SEC; furnishes statistical and research data, clerical, accounting and bookkeeping services and office supplies; and generally assists in all aspects of the Fund’s operations.  U.S. Bancorp, as Administrator, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required pursuant to the agreement.  For the foregoing, the Fund pays U.S. Bancorp a fee, payable monthly, based on a percentage of the Fund’s average daily net assets.  The Fund will commence operations on or following the date of this SAI and, therefore, has not yet paid U.S. Bancorp administration fees.  The Fund also reimburses U.S. Bancorp for all out-of-pocket expenses.

The fees charged to the Fund by U.S. Bancorp for custody, transfer agent, fund accounting and administration services are competitive with fees charged by other providers of such services within the investment company industry.

COUNSEL

The firm of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036,  is counsel to the Fund.

FINANCIAL STATEMENTS

The Fund’s initial audited financial stements are provided below.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of WCM Alternatives: Event-Driven Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position and results of operations of WCM Alternatives: Event-Driven Fund (a series of Westchester Capital Funds, the “Fund”) at November 15, 2013, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers

Milwaukee, WI
November 22, 2013

WCM Alternatives: Event-Driven Fund

Statement of Assets and Liabilities
November 15, 2013

Assets
Cash	$100,000
Receivable from Adviser	128,249
Deferred offering costs	137,396
Total Assets	365,646
Liabilities
Organizational costs payable	128,249
Accrued offering costs	137,396
Total Liabilities	265,646

Net Assets	$100,000

Net Assets Consist of:
Paid-in capital	$100,000

Institutional Class Shares
Net assets	$100,000
Shares issued and outstanding	10,000
Net asset value, offering price and redemption	$10.00
price per share

The accompanying notes are an integral part of this financial statement.

WCM Alternatives: Event-Driven Fund

Statement of Operations
For the period ended November 15, 2013

Expenses
Organizational expenses	$128,249
Total expenses before reimbursements	128,249
Less expense reimbursement by Adviser	(128,249)
Net Expenses	-
Net Change in Net Assets Resulting from Operations	$-

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event Driven Fund
NOTES TO THE FINANCIAL STATEMENTS
November 15, 2013

Note 1 — ORGANIZATION

        The WCM Alternatives: Event Driven Fund (the “Fund”), a series of Westchester Capital Funds (the “Trust”), is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Westchester Capital Management, LLC (the “Adviser”) is the Fund’s investment adviser.  Mr. Roy Behren and Mr. Michael Shannon are the Fund’s current portfolio managers.  The Fund intends to primarily employ investment strategies designed to capture price movements generated by specific events, including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations.  As of November 15, 2013, the Fund has not yet commenced investment operations.  The Trust has had no operations prior to November 15, 2013 other than matters relating to is organization and registration as an open-end management investment company and the sale and issuance of 10,000 Institutional Class shares of the Fund to the Adviser on November 13, 2013, which represented the initial capital at $10 per share.  The proceeds from the initial sale are held in cash.

The Fund’s beneficial interests are divided into two classes of shares, Institutional Class and Investor Class shares.  Each class of shares bears a different level of expenses.  For example, Investor Class shares bear fees under a plan of distribution that does not apply to Institutional Class shares.  Institutional Class and Investor Class shares are generally available for purchase by all investors, subject to the satisfaction of the investment minimums and certain other criteria specified in the Fund’s prospectus.  The Fund may waive the investment minimums in its discretion and the Fund reserves the right to change the minimum investment amounts without prior notice.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  All shares of the Fund have equal rights and privileges, except as to class-specific rights and privileges.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

A.    Federal Income Taxes

        The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

B.    Use of Estimates

        The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

C.   Indemnification

       In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund.  The Fund’s maximum exposure under these arrangements cannot be known.

D.    Organizational and Offering Costs

        Organizational costs consist of costs incurred to establish the Trust and enable it to legally do business.  These expenses will be reimbursed by the Adviser.  Offering costs have been deferred and will be amortized over twelve months on a straightline basis after the commencement of operations of the Fund.  Offering costs include registration fees and fees regarding the preparation and printing of the initial registration statement.  The Fund expects to incur additional offering costs subsequent to November 15, 2013 and through the period which the Fund’s shares are publicly offered.

Note 3 —AGREEMENTS AND INVESTMENT ADVISER TRANSACTION

        The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of November 13, 2013 (the “Advisory Agreement”).  Under the terms of this Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets.  Certain officers of the Fund are also officers of the Adviser.  After an initial two-year period, the Advisory Agreement is expected to remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

       The Adviser has agreed to reduce its fees and to reimburse the Fund to the extent total annualized expenses, excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses, exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares of the average daily net assets attributable to those classes.  The agreement expires one year from the effective date of the Fund’s registration statement.  The agreement also permits the Adviser to recapture amounts that it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses, to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares.

       U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

       Quasar Distributors, LLC (“Quasar”) serves as the Fund’s principal underwriter.  Quasar is a Delaware limited liability company organized in 2000, and is currently wholly-owned by U.S. Bancorp Fund Services, LLC.  Quasar is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority.

Note 4 — SHARES OF BENEFICIAL INTEREST

        The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of November 15, 2013, the Adviser owned 100% of the outstanding Institutional Class and Investor Class shares.  The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Note 5 — DISTRIBUTION PLAN

        The Fund has adopted a Plan of Distribution (the “Plan”) dated July 30, 2013 with respect to its Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund may compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute Investor Class shares of the Fund.  Under the Plan, the amount of such compensation paid in any one year shall not exceed the annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares of the Fund, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services.  The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Investor Class’s outstanding shares.

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APPENDIX A

Description of Moody’s and S&P’s Securities Ratings

The ratings of securities in which the Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, the Adviser may use the highest rating assigned by any agency.   The Adviser will not necessarily sell an investment if its rating is reduced.  The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Notes

MIG 1/VMIG 1 -- This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

--	Leading market positions in well-established industries.
--	High rates of return on funds employed.
--	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
--	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
--	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

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Notes

SP-1 -- Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

CLAIMS-PAYING ABILITY RATINGS

The Fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default.  The Fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

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Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis.  Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or “long-tail” policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer’s financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The ‘R’ rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated.  The insurer is not rated by Standard & Poor’s. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-):  The ratings from ‘AA’ to ‘B’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

Long-Term Insurance Financial Strength Ratings

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

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C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Notes:

“+” OR “-” MAY BE APPENDED TO A RATING TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. SUCH SUFFIXES ARE NOT ADDED TO THE ‘AAA’ AND ‘D’ CATEGORIES.

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